Exhibit 99.1

FORM OF LNKB SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (the “Agreement”), dated as of December 18, 2025, is by and among BURKE & HERBERT FINANCIAL SERVICES CORP., a Virginia corporation (“BHRB”), LINKBANCORP, INC., a Pennsylvania corporation (“LNKB”), and the undersigned shareholder of LNKB (“Shareholder”). All capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Merger Agreement (as defined herein).

WHEREAS, the Boards of Directors of BHRB and LNKB have approved a strategic business combination transaction of their companies through the merger (the “Merger”) of LNKB with and into BHRB pursuant to the terms and conditions of an Agreement and Plan of Merger, dated as of December 18, 2025, by and between BHRB and LNKB (the “Merger Agreement”);

WHEREAS, Shareholder is the beneficial and/or registered owner of, and has the sole right and power to vote or direct the disposition of the number of shares of common stock, par value $0.01 per share, of LNKB (“LNKB Common Stock”) set forth below Shareholder’s name on the signature page hereto (such shares, together with all shares of LNKB Common Stock subsequently acquired by Shareholder during the term of this Agreement and over which such Shareholder has the sole right and power to vote or direct the disposition, but excluding the shares of common stock described in the last sentence of Section 5(a) hereof, are referred to herein as the “Shares”); and

WHEREAS, as a condition and inducement to BHRB and LNKB entering into the Merger Agreement, Shareholder has agreed to enter into and perform this Agreement.

NOW, THEREFORE, in consideration of the covenants, representations, warranties and agreements set forth herein and in the Merger Agreement, and other good and valuable consideration (including the merger consideration set forth in Article 2 of the Merger Agreement), the receipt and sufficiency of which are acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Agreement to Vote.

During the term of this Agreement, at any meeting (whether annual or special and each adjourned or postponed meeting) of LNKB’s shareholders, however called, and on every action or approval by written consent of the shareholders of LNKB with respect to any of the following matters, the Shareholder will:

(a) appear at such meeting or otherwise cause all of the Shares to be counted as present thereat for purposes of calculating and establishing a quorum; and

(b) vote or cause to be voted all of such Shares, (A) in favor of (I) the approval of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement and (II) the adjournment or postponement of the LNKB Meeting, if (x) as of the time for which the LNKB Meeting is originally scheduled, there are insufficient shares of LNKB Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the LNKB Meeting or (y) on the date of the LNKB Meeting, LNKB has not received proxies representing a sufficient number of shares necessary to obtain the Requisite LNKB Vote, (B) against any Acquisition Proposal, without regard to (x) any recommendation to the shareholders of LNKB by the Board of Directors of LNKB concerning such Acquisition Proposal and (y) the terms of such Acquisition Proposal, or other proposal made in opposition to or that is otherwise in competition or inconsistent with the transactions contemplated by the Merger Agreement, (C) against any agreement, amendment of any agreement or amendment of any organizational document (including the LNKB Articles and LNKB Bylaws), or any other action, in each case of this clause (C) that is intended or would reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage any of the transactions contemplated by the Merger Agreement and (D) against any action, agreement, transaction or proposal, in each case of this clause (D) that would reasonably be expected to result in a breach of any representation, warranty, covenant, agreement or other obligation of LNKB in the Merger Agreement in any material respect or in any representation or warranty of LNKB in the Merger Agreement becoming untrue or incorrect in any material respect.

2. Covenants of Shareholder.

The Shareholder covenants and agrees as follows:

(a) Ownership. The Shareholder is (A) the beneficial and/or registered owner of the Shares as set forth below Shareholder’s name on the signature page hereto. Except for (i) the Shares, (ii) shares of LNKB Common Stock subject to outstanding LNKB Restricted Stock Awards (which shares, if any, are set forth on the signature page hereto), (iii) shares of LNKB Common Stock subject to outstanding LNKB RSUs (which shares, if any, are set forth on the signature page hereto) and (iv) shares of LNKB Common Stock subject to outstanding LNKB Options or LNKB Warrants (which shares, if any are set forth on the signature page hereto), Shareholder is not the beneficial or registered owner of any other shares of LNKB Common Stock or rights to acquire shares of LNKB Common Stock and for which Shareholder has the sole right and power to vote and/or dispose. For purposes of this Agreement, the term “beneficial ownership” shall be interpreted in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

(b) Restrictions on Transfer and Dispositions. Until the earlier of the receipt of the Requisite LNKB Vote or the termination of this Agreement in accordance with Section 7, the Shareholder shall not, directly or indirectly, sell, offer to sell, give, pledge, grant a security interest in, encumber, assign, grant any option for the sale of or otherwise transfer or dispose, enter into any swap or other arrangement that hedges or transfers to another, in whole or in part, any of the economic consequences of ownership of, or enter into any agreement, arrangement, contract or understanding to take any of the foregoing actions with respect to (each, a “Transfer”), any Shares, other than a Transfer of Shares (x) by will or operation of law as a result of the death of the Shareholder, in which case, this Agreement shall bind the transferee, (y) for bona fide estate planning purposes to the Shareholder’s (i) affiliates (as defined in the Merger Agreement) or (ii) immediate family members (each, a “Permitted Transferee”), (z) by or at the direction of the holder of a Lien (as defined below) as required by the terms of such Lien, (aa) to net settle the Shareholder’s LNKB Options to pay the exercise price thereof and satisfy any Tax withholding obligations, and (bb) that is a withholding of LNKB Common Stock in connection with the vesting of any LNKB Restricted Stock Awards or RSU Awards held by Shareholder (each, a “Permitted Transfer”); provided that, in the case of the foregoing subclauses (x) and (y) only, as a condition to such Permitted Transfer, such Permitted Transferee shall be required to duly execute and deliver to BHRB a joinder to this Agreement (in form and substance reasonably satisfactory to BHRB); provided, further, that, in the case of the foregoing subclause (y) only, the Shareholder shall remain jointly and severally liable for any breaches or violations by any such Permitted Transferee of the terms hereof. Any Transfer of Shares in violation of this Section 2(b) shall be null and void.

(c) Authority. The Shareholder has full power, authority and legal capacity to enter into, execute and deliver this Agreement and to perform fully Shareholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by Shareholder and, assuming the due authorization, execution and delivery of this Agreement by LNKB and BHRB, constitutes the legal, valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms (except in all cases as may be limited by the Enforceability Exceptions), and no other action is necessary to authorize the execution and delivery of this Agreement by the Shareholder or the performance of the Shareholder’s obligations hereunder.

(d) No Breach. The execution and delivery of this Agreement by the Shareholder does not, and the consummation of the transactions contemplated hereby and the compliance with the provisions hereof will not, conflict with or violate any law or result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien (as defined below) on any of the Shares pursuant to, any agreement or other instrument or obligation binding upon the Shareholder or the Shares, nor require any authorization, consent or approval of, or filing with, any Governmental Entity (other than an amendment to such Shareholder’s Schedule 13D or 13G filed with the SEC, if applicable).

(e) No Liens. The Shares and the certificates representing the Shares are now, and at all times during the term of this Agreement, will be, held by Shareholder, or by a nominee or custodian for the benefit of Shareholder, free and clear of all pledges, liens, security interests, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (each, a “Lien”), except for (i) any Liens arising hereunder and (ii) Liens, if any, which have been disclosed to BHRB in an attachment to this Agreement.

(f) Consents and Approvals. The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of his or her obligations under this Agreement and the consummation by him or her of the transactions contemplated hereby will not, require Shareholder to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Entity.

(g) Absence of Litigation. There is no suit, action, investigation or proceeding pending or, to the knowledge of Shareholder, threatened against or affecting Shareholder or any of his or her affiliates before or by any Governmental Entity that could reasonably be expected to materially impair the ability of Shareholder to perform his or her obligations hereunder or to consummate the transactions contemplated hereby.

(h) No Solicitation. During the term of this Agreement, Shareholder shall not, nor shall he or she permit any investment banker, attorney or other adviser or representative of Shareholder to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal, or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal.

(i) Statements. The Shareholder shall not make any statement, written or oral, to the effect that he or she does not support the Merger or that other shareholders of LNKB should not support the Merger.

(j) Information. The Shareholder authorizes BHRB and LNKB to publish and disclose in any (i) announcement, filing, press release or other disclosure in connection with the Merger and (ii) any period report, proxy statement, prospectus or any other filing with any Governmental Entity filed in connection with the transactions contemplated by the Merger Agreement, the Shareholder’s identity, ownership of the Shares, obligations and agreements herein and such other information required in connection with such disclosure.

(k) Further Actions. At the request of BHRB and without further consideration, Shareholder shall execute and deliver any additional documents and take any further action(s) as may be necessary or desirable to consummate and make effective the transactions contemplated hereby.

From the date hereof until the termination of this Agreement in accordance with Section 7, the Shareholder shall not to take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, or, in any material respect, delaying, interfering with or adversely affecting the performance by the Shareholder of his or her obligations under this Agreement; provided that nothing in this sentence will prohibit any Permitted Transfer.

3. No Prior Proxies.

The Shareholder represents, warrants and covenants that any proxies or voting rights previously given in respect of the Shares are revocable, and that any such proxies or voting rights are hereby irrevocably revoked.

4. Certain Events.

The Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Shares and shall be binding upon any person or entity to which legal or beneficial ownership of the Shares shall pass, whether by operation of law or otherwise, including Shareholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of LNKB affecting the Shares, the number of Shares subject to the terms of this Agreement shall be appropriately adjusted, and this Agreement and the obligations hereunder shall attach to any additional securities of LNKB issued to or acquired by Shareholder.

5. Capacity; Obligation to Vote.

(a) Notwithstanding anything in this Agreement to the contrary, in the event that the Board of Directors of LNKB is permitted to engage in negotiations or discussions with any person who made an unsolicited bona fide written Acquisition Proposal in accordance with Section 6.13 of the Merger Agreement, Shareholder shall be permitted, at the request of the Board of Directors of LNKB, to respond to inquiries from, and discuss such Acquisition Proposal with, the Board of Directors of LNKB. With respect to the terms of this Agreement relating to the Shares, this Agreement relates solely to the capacity of Shareholder as a shareholder or other record or beneficial owner of the Shares and is not in any way intended to affect or prevent, and nothing herein shall limit or affect any actions taken by the Shareholder pursuant to, the exercise by Shareholder of his or her responsibilities as a director or officer of LNKB (or a Subsidiary of LNKB), including actions permitted to be taken in compliance with Section 6.13 of the Merger Agreement. The term “Shares” shall not include any securities beneficially owned by Shareholder as a trustee or fiduciary, and this Agreement is not in any way intended to affect and nothing herein shall limit or affect the exercise by Shareholder of his or her fiduciary responsibility in respect of any such securities.

(b) The parties hereto agree that, notwithstanding the provisions contained in Section 1 hereof, Shareholder shall not be obligated to vote as required in Section 1 of this Agreement in the event that (i) BHRB is in material default with respect to any covenant, representation, warranty or agreement with respect to it contained in the Merger Agreement, or (ii) LNKB is otherwise entitled to terminate the Merger Agreement.

6. Resignation of Director.

In the event that Shareholder is not selected to serve as a member of the Board of Directors of the Surviving Corporation, Shareholder hereby agrees to resign as a director of LNKB and Link, as applicable, and to deliver a letter of resignation to LNKB and Link, in each case in the form reasonably requested by LNKB and effective as of the Effective Time.

7. Term; Termination.

The term of this Agreement shall commence on the date hereof. This Agreement shall terminate upon the earlier of (i) the Effective Time of the Merger, or (ii) termination of the Merger Agreement in accordance with Article 8 of the Merger Agreement. Other than as provided for herein, following the termination of this Agreement, there shall be no further liabilities or obligations hereunder on the part of Shareholder, LNKB or BHRB, or their respective officers or directors, except that nothing in this Section 7 shall relieve any party hereto from any liability for breach of this Agreement before such termination.

8. Stop Transfer Order.

In furtherance of this Agreement, Shareholder hereby authorizes and requests LNKB to instruct its transfer agent to enter a stop transfer order with respect to all of the Shares for the period from the date hereof through the date this Agreement is terminated in accordance with Section 7 hereof.

9. Specific Performance.

The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the applicable party hereto in accordance with their specific terms or were otherwise breached. Each of the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which it is entitled at law or in equity. Each party hereto waives the posting of any bond or security in connection with any proceeding related thereto.

10. Banking Relationships.

Notwithstanding any other terms and provisions of this Agreement, including Section 6, Shareholder further covenants and agrees that (i) from the date hereof and through the Subsidiary Merger Effective Time, he or she will use best efforts to maintain and continue with Link such banking relationships (e.g., lending, deposit or other accounts, but excluding any relationships related to trust or wealth management accounts or services) (as applicable, “Banking Relationships”) that Shareholder (in his or her individual capacity) currently maintains with LNKB and Link, in form and substance substantially the same as currently maintained, and (ii) after the Subsidiary Merger and until the one (1) year anniversary of the Subsidiary Merger, he or she will use reasonable best efforts to maintain and continue with the Surviving Corporation and the Continuing Bank such Banking Relationships that Shareholder (in his or her individual capacity) maintained with LNKB and Link prior to the Subsidiary Merger, but in each instance, for the avoidance of doubt, excluding any Banking Relationships maintained by Shareholder in a fiduciary or trustee capacity or any Banking Relationship of any entity that may be affiliated with such Shareholder.

11. Amendments; Waivers.

This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except by an instrument in writing signed by, in the case of any (i) amendment, change, supplement, modification or termination, by all the parties, or (ii) waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power, remedy or privilege provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall operate as a waiver by such party of its right to exercise any such or other right, power, remedy or privilege or to demand such compliance.

12. Governing Law.

This Agreement shall in all respects be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof.

13. Submission to Jurisdiction.

Each party agrees that it will bring any claim, action, proceeding, dispute, litigation or controversy in respect of any claim or cause of action arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court sitting in the Commonwealth of Virginia (the “Chosen Courts”), and, solely in connection with such claims or causes of action, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection (x) to laying venue in the Chosen Courts and (y) that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iii) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 15.

14. Waiver of Jury Trial.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CLAIM, DISPUTE, SUIT, ACTION, LITIGATION, PROCEEDING OR CONTROVERSY THAT MAY ARISE OUT OF, RESULT FROM OR RELATE TO THIS AGREEMENT (INCLUDING THE TRANSACTIONS CONTEMPLATED HEREBY) IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW AT THE TIME OF INSTITUTION OF SUCH CLAIM, DISPUTE, SUIT, ACTION, LITIGATION, PROCEEDING OR CONTROVERSY, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT THERETO. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY SUCH CLAIM, DISPUTE, SUIT, ACTION, LITIGATION, PROCEEDING OR CONTROVERSY, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14.

15. Notices.

All notices, requests, claims, demands or other communications hereunder shall be in writing and shall be deemed given if delivered personally, by e-mail transmission (provided that no transmission error is received), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) as follows: (i) with respect to BHRB or LNKB, the applicable address set forth in Section 9.05 of the Merger Agreement (or such other address as shall be specified by like notice), and (ii) with respect to Shareholder, at the address for Shareholder shown on the records of LNKB (or such other address as shall be specified by like notice).

16. Benefit of Agreement; Assignment.

(a) This Agreement shall be binding upon and inure to the benefit of, and shall be enforceable by, the parties hereto and their respective personal representatives, successors and assigns, except that the parties hereto may not transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the other parties.

(b) This Agreement is not intended to, and does not, confer upon any person (other than the parties) any rights, powers, privileges or remedies hereunder, including the right to rely upon the representations and warranties set forth herein.

17. Counterparts; Delivery by Electronic Transmission.

This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

18. Severability.

In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Further, the parties agree that a court of competent jurisdiction may reform any provision of this Agreement held invalid or unenforceable so as to reflect the intended agreement of the parties hereto.

19. Entire Agreement.

This Agreement and, to the extent referenced herein, the Merger Agreement, constitute the entire agreement among the parties relating to the subject matter hereof and supersede all prior agreements, arrangements, contracts or understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, “group” (as such term is used in Section 13(d) of the Exchange Act), joint venture or other like relationship between the parties.

[signatures on following page]

IN WITNESS WHEREOF, BHRB, LNKB and Shareholder have caused this Agreement to be duly executed as of the date and year first above written.

BURKE & HERBERT FINANCIAL SERVICES CORP.

By:
David P. Boyle
Chairman and Chief Executive Officer

LINKBANCORP, INC.

By:
Andrew Samuel
Chief Executive Officer

SHAREHOLDER

[Insert Name]

Number of Shares
(including restricted stock):

Number of Shares Underlying LNKB Restricted Stock Awards

Number of Shares Underlying LNKB RSU Awards

Number of Shares Underlying LNKB Option Awards

Number of Shares Underlying LNKB Warrants